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Advice that works.

Trustmark
Banking and Financial Solutions

Annual Shareholders' Meeting

May 12, 2009

Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract non-interest bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that effect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark's borrowers, changes in Trustmark's ability to control expenses, changes in Trustmark's compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, acts of war or terrorism and other risks described in Trustmark's filings with the Securities and Exchange Commission.

Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Corporation

March 31, 2009

Trustmark Banking and Financial Solutions



Oklahoma
Arkansas
Tennessee
Mississippi
Alabama
Louisiana
Texas
Florida

Financial Results	2008	Q1-09
Net Income *($ in millions)* (available to common shareholders)	$91.1	$23.4
Earnings per common share	$1.59	$0.41
Return on average tangible common equity	14.88%	14.46%
Return on average assets	1.01%	1.10%
Net interest margin	4.01%	4.18%
Efficiency Ratio	56.99%	55.56%

Trustmark is an integrated provider of banking and financial solutions

- $9.8 billion in total assets
- $6.6 billion in loans held for investment
- $7.2 billion in deposits
- $1.1 billion of market capitalization
- Serving Florida, Mississippi, Tennessee and Texas
- 150 Banking Centers
- 2,600 Associates

Reasons to Invest in Trustmark

Trustmark
Banking and Financial Solutions

- Diversified business mix in attractive markets
- Liquid, well-positioned balance sheet
- Solid profitability metrics
- Strong capital base
- Positioned for growth and profitability
- Focused on maximizing shareholder value

Trustmark Corporation
Revenue and Noninterest Income Composition

Year Ended December 31, 2008

($ in millions)

Total Revenue $496



Mortgage $47
Auto/Credit Card $26
Insurance $33
Treasury & Other $64
Wealth Management $33
10%
5%
7%
13%
7%
Memphis, TN 3%
Houston, TX 6%
MS-Other 19%
FL Panhandle 3%
Jackson 27%
Commercial – Retail Banking $293

Total Noninterest Income $177



Service Charges $54
General Banking $31
30%
18%
Other $5
3%
15%
16%
18%
Mortgage $26
Insurance $33
Wealth Management $29

Fee Income to Total Revenue 35.7%

Trustmark Corporation
Loans Held for Investment
March 31, 2009

($ in millions)

Commercial Loans $4,377



Other
$309
7%
State &
Political Subs
$267
6%
Construction
& Land
Development
$1,000
23%
Owner
Occupied RE
$699
16%
19%
29%
CRE Income
Producing
$843
C & I
$1,259

Consumer Loans $2,263



Other
$80
4%
Branch
Direct
$781
34%
Home
Mortgage
$796
35%
2%
25%
Credit Card
$40
Indirect
Auto
$566

Total Loans $6,640

Trustmark Corporation
Credit Quality Trends

Trustmark
Banking and Financial Solutions

($ in millions)

Quarter Ended March 31, 2009	Florida	Mississippi (1)	Tennessee (2)	Texas	Total
Total Loans *(including HFS)*	$606	$4,902*	$580	$854	$6,942
Nonperforming Loans	$83.8	$21.8	$5.8	$23.1	$134.5
Other Real Estate	$19.8	$9.9	$9.1	$3.3	$42.1
Nonperforming Assets	$103.6	$31.7	$14.9	$26.4	$176.6
Nonperforming Assets/Total Loans + ORE	16.55%	0.65%	2.53%	3.08%	2.53%
Provision for Loan Losses	$10.7	$4.4	$1.6	$0.1	$16.8
Net Charge-offs	$6.9	$3.4	$0.8	$0.3	$11.4

Periods Ended	2003	2004	2005	2006	2007	2008	1Q-09
Total Loans *(Including HFS)*	$5,044	$5,477	$6,060	$6,659	$7,188	$6,961	$6,942
Allowance for Loan and Lease Losses	$74.3	$64.8	$76.7	$72.1	$79.9	$94.9	$100.4**
NPA/Total Loans + ORE	0.59%	0.51%	0.56%	0.58%	1.02%	2.18%	2.53%
Net Charge-offs/Average Loans	0.21%	0.12%	0.13%	0.06%	0.23%	0.87%	0.66%

* Includes loans HFS of $302 million

** Allocation of $100.4 million allowance for loan losses represented 1.95% of commercial loans and 0.73% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.51%.

(1) Mississippi includes Central and Southern Mississippi regions

(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Trustmark Corporation
Deposits
March 31, 2009

($ in millions)

By Type


Time $2,609
37%
Noninterest Checking $1,504
21%
Interest Checking $1,863
26%
Savings $294
4%
Money Market $887
12%

By Region


FL Panhandle $222
3%
Memphis, TN $632
9%
Houston, TX $583
8%
Jackson, MS $3,309
46%
Other MS $2,411
34%

Total Deposits $7,157

Trustmark Corporation Financial Results

Trustmark
Banking and Financial Solutions

($ in millions, except per share data)

	Q1-08	Q2-08	Q3-08	Q4-08	Q1-09
Pre-tax, pre-provision income	$53.4	$56.5	$48.6	$54.2	$57.1
Net income to common	$26.2	$17.6	$23.4	$24.0	$23.4
Return on average tangible common equity	17.59%	11.70%	15.16%	15.10%	14.46%
Return on average assets	1.19%	0.77%	1.02%	1.07%	1.10%
Net Interest Margin - FTE	3.92%	3.91%	4.01%	4.20%	4.18%
Efficiency Ratio	56.64%	56.64%	58.85%	55.86%	55.56%



$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
0.46
0.23
0.31
0.23
0.41
0.23
0.42
0.23
0.41
0.23
3/31/2008
6/30/2008
9/30/2008
12/31/2008
3/31/2009
Earnings per common share - Diluted
Dividends per common share

Trustmark Corporation
Capital Position

($ in millions)

	Q1-08	Q2-08	Q3-08	Q4-08	Q1-09
Tangible common equity/Tangible assets	7.05%	6.88%	7.22%	6.95%	7.20%
Tangible common equity/Risk weighted assets	8.42%	8.51%	8.80%	9.03%	9.43%
Tier 1 risk-based capital ratio	9.42%	9.58%	9.86%	13.01%	13.34%*
Total risk-based capital ratio	11.21%	11.46%	11.80%	14.95%	15.28%*



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$937
$936
$949
$1,178
$1,200
$619
$619
$633
$658
$681
3/31/2008
6/30/2008
9/30/2008
12/31/2008
3/31/2009
Common Equity
Preferred Equity
Tangible Common Equity

*Excluding $215 million in Senior Preferred stock issued under Capital Purchase Program, tier 1 risk-based capital and total risk-based capital at March 31, 2009, are an estimated 10.20% and 12.14%, respectively.

Jackson Metro

- Trustmark has $2.1 billion in loans and $3.3 billion in deposits+
- Maintain market dominance by focusing on cross-selling and retention
- Four new banking centers opened during last 36 months



MADISON
Flora
Canton
Natchez Trace Pkwy
Ross Barnett Reservoir
Madison
Ridgeland
MISSISSIPPI
Bolton
Clinton
HINDS
Raymond
Pearl
Brandon
RANKIN
Pelahatchie
Richland
Florence

■ Banking center

County	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	253,766	1.09%	43.55%	21
Rankin	141,751	13.37%	31.25%	11
Madison	93,668	14.26%	27.44%	8
TOTAL	**489,185**	**7.17%**	**37.54%**	**40**

+ As of 3/31/2009
++ As of 6/30/2008
Source: SNL Financial and ESRI

Houston MSA

Trustmark
Banking and Financial Solutions

- Trustmark has 16 banking centers
- $855 million in loans and $583 million in deposits+
- Building stronger Commercial, Retail, and Wealth Management platforms
- Six new banking centers opened during last 36 months



GRIMES
MONTGOMERY
Splendora
Shenandoah
The Woodlands
LIBERTY
Hempstead
Prairie View
Tomball
Spring Creek
Waller
Kingwood
WALLER
Humble
Lake Houston
TEXAS
Aldine
Greens Bayou
Sheldon Reservoir
Barrett
Jersey Village
HARRIS
San Jacinto
San Felipe
Brookshire
Katy
Highlands
AUSTIN
I-10 Hov Ln
Bunker Hill Village
Spring Valley
Piney Point Village
Houston
Jacinto City
Channelview
Buffalo Bayou
Baytown
Galena Park
Pasadena
Bellaire
Simonton
Deer Park
La Porte
Wallis
Sugar Land
Brays Bayou
South Houston
Armand Bayou
Stafford
Richmond
Missouri City
Taylor Lake Village
FORT BEND
WHARTON
Rosenberg
Pearland
Webster
East Bernard
Clear Creek
Friendswood
BRAZORIA
Bacliff
Smithers Lake
Manvel
GALVESTON

■ Banking center

County	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	5,583,450	15.09%	0.55%	16

+ As of 3/31/2009
++ As of 6/30/2008
Source: SNL Financial and ESRI

Memphis MSA

- Trustmark has $443 million in loans and $632 million in deposits+
- Focus on middle market commercial and real estate lending
- Three new banking centers opened during last 36 months



Rosemark
Millington
Arlington
Loosahatchie
TENNESSEE
Lakeland
Marion
Bartlett
Somerville
Eads
Memphis
Fisherville
Williston
FAYETTE
Germantown
Lake McKellar
Collierville
Rossville Junction
SHELBY
Southaven
Olive Branch
Horn Lake
Memphis
MARSHALL
Byhalia
DE SOTO
Hernando
Coldwater
MISSISSIPPI

■ Banking center

	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,324,150	6.28%	3.16%	24

+ As of 3/31/2009
++ As of 6/30/2008
Source: SNL Financial and ESRI

Southern Region

Trustmark
Banking and Financial Solutions

- **Trustmark has $781 million in loans and $1.5 billion in deposits+**
- **Focus on middle market commercial and real estate lending**
- **New Banking Center opened July 2008.**



Vicksburg
Ridgeland
Jackson
Meridian
LOUISIANA
MISSISSIPPI
ALABAMA
Hattiesburg
Baton Rouge
Gulfport
Pascagoula
Mobile
Slidell
Natchez
Brookhaven
McComb
Columbia
Laurel
DeSoto National Forest
Ship Island
Gulf of Mexico

■ **Banking center**

Market	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hattiesburg	123,905	6.60%	11.78%	7
MS Gulf Coast	362,237	4.83%	0.94%	2
Other	374,878	1.30%	25.68%	36
TOTAL	**861,020**	**3.73%**	**12.76%**	**45**

\+ As of 3/31/2008
++ As of 6/30/2008
Source: SNL Financial and ESRI

Florida Panhandle

- Trustmark has $606 million in loans and $222 million in deposits+
- Cross-sell to Fisher-Brown's commercial insurance customers
- Focus on commercial lending
- Expand Wealth Management
- New banking center in Panama City opened June 2008



Banking center
OKALOOSA
FLORIDA
WALTON
WASHINGTON
HOLMES
BAY
Niceville
Valparaiso
Wright
Ocean City
Mary Esther
Fort Walton Beach
Destin
Choctawhatchee Bay
Miramar Beach
Santa Rosa Beach
Freeport
Redbay
Ponce de Leon
Vernon
Southport
West Bay
Laguna Beach
Panama City Beach
Panama City
Hiland Park
Gulf of Mexico

County	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Bay	170,977	7.82%	5.32%	3
Okaloosa	197,945	9.94%	1.40%	3
Walton	57,044	22.51%	8.18%	3
Total	**425,966**	**10.77%**	**3.74%**	**9**

+ As of 3/31/2009
++ As of 6/30/2008
Source: SNL Financial and ESRI

2008 Strategic Focus

Trustmark
Banking and Financial Solutions

- **Manage crisis in financial services industry**
  - Reduced credit exposure in Florida, indirect auto, HELOC and credit card
  - Increased investment securities portfolio
  - Maintained stable deposit base
  - Managed mortgage banking interest rate volatility
- **Assess and resolve problem assets and lines of business**
  - Loan loss reserves exceeded NCOs by $15.1 million; ALL increased 28bps to 1.41% of total loans
  - Exited indirect auto operations
  - Established Florida Special Assets group
- **Preserve and grow tangible equity**
  - Increased internally generated tangible common equity $58.1 million
  - Issued $215 million in senior preferred securities to U.S. Treasury
  - Tangible book value per share increased 9.6% to $11.49
  - Total risk based capital increased from 10.93% to 14.95%

2008 Strategic Focus

Trustmark
Banking and Financial Solutions

- **Continue retail banking center program**
  - Opened six banking centers in Houston (2), Memphis, Panama City, MS Gulf Coast, and Jackson
  - Closed two offices with limited growth opportunities

- **Invest in technology with new retail deposit system**
  - Implemented Phase I of Argo Data Platform
  - Continued image technology deployment: check processing, remote capture, merchant check capture

- **Devote resources to grow Houston franchise**
  - Expanded network to 16 offices
  - Added market-experienced commercial and retail associates

2009 Strategic Focus

Trustmark
Banking and Financial Solutions

- Manage credit and balance sheet risk
- Enhance and expand Commercial Banking business development program
- Continue development of Houston franchise
- Vigorously defend leadership position in major legacy market
- Preserve equity
- Selectively seek deposit acquisition opportunities

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions